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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 1, 2008


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Georgia                  000-28704               88-0429044
            -------                 -----------              ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California                 92399
----------------------------------------------                 -----
  (Address of principal executive offices)                  (Zip Code)

                                (800) 259-9622
                                --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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1.01 Entry into a Material Definitive Agreement

The Board of Directors of Ingen Technologies, Inc., a Georgia corporation approved exclusive Agreement(s) with the following parties:

Macon & Company, Inc. and Ingen Technologies, Inc. (for distribution of Oxyview(R) in Minnesota, North Dakota, South Dakota, Iowa, Nebraska, Kansas, Illinois, Wisconsin & Missouri); Agreement dated April 18, 2008.

Health Sales Consultants, Inc. and Ingen Technologies, Inc. (for distribution of Oxyview(R) in New Jersey and Eastern Pennsylvania); Agreement dated April 18, 2008.

Myron Fox, LLC and Ingen Technologies, Inc. (for distribution of Oxyview(R) in New York); Agreement dated April 18, 2008.

The above Agreement(s) have a term of 3 years. The Agreement(s) are included as exhibits below (99.1, 99.2, and 99.3)
9.01 Financial Statements and Exhibits.


(d) Exhibits.

EXHIBIT
  NO.             DESCRIPTION
-------           ------------

99.1 Myron Fox, LLC and Ingen Technologies, Inc. (for distribution of Oxyview(TM) in New York); Agreement dated April 18, 2008.

99.2 Macon & Company, Inc. and Ingen Technologies, Inc. (for distribution of Oxyview(TM) in Minnesota, North Dakota, South Dakota, Iowa, Nebraska, Kansas, Illinois, Wisconsin & Missouri); Agreement dated April 18, 2008.

99.3 Health Sales Consultants, Inc. and Ingen Technologies, Inc. (for distribution of Oxyview(TM) in New Jersey and Eastern Pennsylvania); Agreement dated April 18, 2008.


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                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  May 1, 2008              INGEN TECHNOLOGIES, INC.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer